February 2021 Investor Presentation

This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters, pandemics, or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. The information provided in this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation or a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the Appendix of this presentation. 2 Forward Looking Statements

Solid Foundation With Opportunities For Growth 3 Sales/Technical Office Manufacturing Facility Note: Sales by region and end market based on trailing twelve months sales as of December 31, 2020 We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. $424 Million Europe 13% North America 56% Asia 31%

Broad Product Portfolio Around Targeted Strategy 4 Controls Pedals Piezoelectric Products Position Sensors Switches Temperature Sensors Transducers EMI/RFI Filters Frequency Control Products RF Filters Specialty Capacitors Specialty Resistors Piezoelectric Products Rotary Actuators

Transportation 5 Motorcycles Light Vehicles Electric/Hybrid Vehicles Commercial Vehicles/Off-Road Market Sectors Key Customers Relevant Products Accelerator Pedals Position Sensors Temperature Sensors Current Sensors Smart Actuator

Industrial 6 Piezoelectric Components Transducers Sensors & Controls Switches EMI/RFI Filters Temperature Sensors Flow Metering Inkjet Print Heads HVAC Systems Market Sectors Commercial Sonar Key Customers Relevant Products

Medical 7 Piezoelectric Components Sensors & Controls Switches Frequency Control Products EMI/RFI Filters Equipment Control Panel Ultrasonic Imaging Therapeutic Ultrasound Market Sectors Dental Equipment Key Customers Relevant Products

Aero & Defense 8 Piezoelectric Components Transducers RF Filters Temperature Sensors Frequency Control Products Relevant Products Market Sectors Key Customers Sonobuoys Hydrophones Torpedo/Missile Control Airplane Communications

Telecom & IT 9 Piezoelectric Components RF Filters EMI/RFI Filters Frequency Control Products Relevant Products Market Sectors Key Customers Macro Cell Base Stations Small Cell Base Stations Satellite Communication Wireline/ Network Switching

End Markets Growing Mid-Single Digits 10 Transportation Industrial Medical Aero & Defense Telecom & IT SAM $1.9B Booked Business, Share Gains Actuators – Asia/EU customers Sensors for Electric/Hybrid Inductive Accelerator Pedals Increased Sensor Content 3D and textile printing Applications in flow, level and temperature sensing Up-integration into sensors and transducers Industrial automation and IOT Medical 3D/4D ultrasound HMI control for medical devices Wireless pacing and ultrasound-based drug delivery Increased temperature sensor needs Dental and therapeutic ultrasound applications Hydrophones for sonar applications Military communication Up-integration into sensors and transducers Penetration into European defense market Textured piezo material 5G infrastructure build out – massive MIMO and small cell deployment High-speed wireline networks Advanced fingerprint security, haptics for mobile device applications Goal 20-30% 10-20% 5-15% 5-10% LV 30-50% CV 10-20% $0.9B $0.4B $2.2B $3.4B Enhancing Sales And Product Management For Organic Growth

11 Strategic M&A Approach Case Study: Successfully Built Broad Piezoelectric Ceramic Growth Platform Single Crystal Technology Double-Digit Growth 2016 Bulk Technology Single-Digit Growth Pre 2016 SAM : $714M 2017 Tape Cast Technology Single-Digit Growth SAM : $968M Robust Double-Digit Growth Platform 2018+ $1.7B (>2x SAM )

Sensor Scientific Inc. Acquisition 12 Products Applications Customers Thermistors Thermistor assemblies and probes RTDs and Thermocouples Neonatal applications Lab freezers Fluid warmers Analytical Instruments Company Overview Acquisition Rationale Founded in 1983, facilities in Fairfield, NJ and Calamba, Philippines Leading designer and manufacturer of thermistors & temperature sensor assemblies for medical and industrial applications Broad portfolio of high-quality products, including thermistors (NTC, glass-encapsulated, epoxy-coating), RTDs and thermocouples Temperature sensing capabilities range from -70C to +500C Expands CTS temperature sensing technology platform Increases presence in growing medical and industrial end markets Expands OEM customer base and enables cross-selling Global market opportunity of >$1.1 billion

Balanced Capital Deployment Approach 13 Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders ~4% of Sales 20-40% of Free Cash Flow 12-15% of Sales 60-80% of Free Cash Flow Growth Acquisitions Investment Dividends & Buybacks

Financial Performance Trend and 2021 Guidance 14 Adjusted Earnings Per Share Sales ($ Millions) $490 $430 Note: 2021E represents guidance provided on February 9, 2021. $1.60 $1.20

Strong Cash Conversion and Balance Sheet 15 Free Cash Flow ($ Millions) $300 $92 $55 Borrowed Total Facility Low Leverage, Debt to Equity Ratio Solid Pipeline of M&A Targets Disciplined Approach – Strategic Fit, ROIC Note: FCF Conversion = FCF / Adjusted Net Earnings Cash and Debt ($ Millions) FCF FCF Conversion Good Cash Availability for Strategic Acquisitions Note: Cash and Debt balance as of Dec 2020

Financial Framework 16 Targeting 10% Annual Growth (Organic + Inorganic)

Appendix 17

18 CTS Core Values

($ Millions, except percentages and Adjusted Diluted EPS) 19 Financial Summary Note: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. Net Sales Adjusted Diluted EPS Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization Adjusted EBITDA Adjusted EBITDA % of Sales Gross Margin Gross Margin % of Sales 2018 $470.5 $1.53 $58.2 11.7% $22.5 $92.1 19.6% $165.0 35.1% 2019 $469.0 $1.45 $64.4 19.7% $24.6 $89.5 19.1% $157.6 33.6% 2020 $424.1 $1.12 $76.8 11.4% $26.7 $77.5 18.3% $139.1 32.8%

20 Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA

21 Regulation G Schedules ($ Millions, except percentages) Adjusted Net Earnings

22 Regulation G Schedules Adjusted Diluted EPS ($ Millions, except percentages) Total Debt to Capitalization

23 Regulation G Schedules ($ Millions) Free Cash Flow